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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  April 4, 2005
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION

             (Exact name of registrant as specified in its charter)

           DELAWARE                        1-10218                13-3489233
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)

                                 (248) 824-2500

                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                   ----------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 4, 2005, the registrant and Collins & Aikman Products Co. ("Products"), a wholly owned subsidiary of the registrant, entered into an amendment to its existing senior secured credit facility (the "Incremental Term Loan Amendment") to provide for an additional $75 million in committed term loan financing thereunder. The incremental term loan will be treated as part of the existing Tranche B-1 term loan for all purposes. The funds will be used for capital expenditures or to replenish funds used for capital expenditures. It is expected that the term loan funding will occur within a week in connection with and subject to receipt of senior lender approvals of certain credit facility amendments. Those amendments will modify certain financial covenants and pricing terms.

The description set forth above is qualified by the Incremental Term Loan Amendment filed herewith as exhibit 99.1.

ITEM 7.01. REGULATION FD

The registrant issued a press release on April 4, 2005 announcing its entry into the Incremental Term Loan Amendment. The press release is filed herewith as exhibit 99.2

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits. The following exhibit is filed herewith:

              Exhibit No.        Description
              99.1               Incremental Term Loan Amendment.
              99.2               Press Release



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 5, 2005


                                       COLLINS & AIKMAN CORPORATION


                                       By:             /s/ Bryce Koth
                                              ----------------------------------
                                       Name:  Bryce Koth
                                       Title: Senior Vice President and Chief
                                              Financial Officer



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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.        Description
-----------        -----------
99.1               Incremental Term Loan Amendment.
99.2               Press Release